Exhibit 10.6

CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Amendment NO. Eight (8) to
EXCLUSIVE START-UP LICENSE Agreement between
Sana biotechnology, Inc. and UNIVERSITY OF WASHINGTON

THIS AMENDMENT NO. 8 (“Amendment No. 8”), with an effective the date of last signature (“Amendment No. 8 Effective Date”), is entered into by and between Sana Biotechnology, Inc. (“Company”) and University of Washington (“University”).

WHEREAS, Cytocardia, Inc. (“Cytocardia”) and University entered into an Exclusive Start-Up License Agreement for [***], with a University Reference [***], dated October 9, 2018 (the “Original Agreement”), and amended on November 6, 2019 (“Amendment No. 1”), and July 16, 2020 (“Amendment No. 2”);

WHEREAS, Cytocardia assigned the Original Agreement, as amended by Amendment No. 1 and Amendment No. 2, to Company pursuant to that certain Assignment of License Agreement dated as of effective as of November 11, 2020, and pursuant to which Assignment of License Agreement the parties thereto further amended the Original Agreement, as amended by Amendment No.1 and Amendment No. 2 thereto (“Amendment No. 3”);

WHEREAS, Company and University entered into additional amendments amending the Original Agreement (as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3) on January 21, 2021 (“Amendment No. 4”), on February 25, 2021 (“Amendment No. 5”), on March 11, 2021 (“Amendment No. 6”); and April 14, 2021 (“Amendment No. 7”);

WHEREAS, Company and University entered into that certain Exclusive Option Agreement dated as of May 25, 2021 (“Option Agreement”)  whereby University granted Company an option to amend the Existing License Agreement to add University Patents (as defined in the Option Agreement) to the Licensed Patents under the License Agreement, and whereas Company now wishes to exercise its option and enter into this current Amendment No. 8 for the grant of the exclusive license to such Licensed Patents in accordance herewith;

WHEREAS, by this Amendment No. 8, the Parties wish to further amend the Original Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7 as set forth in Section 2 herein; and

WHEREAS, the Parties desire that all other terms and conditions of the Original Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7 remain in full force and effect.

NOW, THEREFORE, COMPANY and UNIVERSITY hereby agree as follows:

1.Capitalized terms used in this Amendment No. 8 shall have the same meaning as those in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7 as the case may be, unless specifically defined otherwise in this Amendment No. 8. All article and section references shall refer to the corresponding Article and Section in the Original Agreement as amended by Amendment No. 1,

Amendment 8 to Exclusive License with Sana Biotechnology, Inc. and University of Washington

UW CoMotion [***]Page 1 of 6

CONFIDENTIAL

Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7. All references to the “Agreement” in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, and this Amendment No. 8 shall mean the Original Agreement as amended hereby.

2.Amendment

2.1 Exhibit A, Section A1.1 (Licensed Patents). The following is hereby added to the end of the existing table listing Licensed Patents, [***] in Exhibit A, Section A1.1 of the Original Agreement:

[***]

3.Miscellaneous.

3.1Amendment Fee.  Company will pay University a one-time fee of [***] US Dollars ($[***]) in consideration for the additional rights granted to Company under this Eighth Amendment, payable within [***] days of the Amendment No. 8 Effective Date.

3.2Effect and Interpretation.  This Amendment No. 8 shall be effective for all purposes as of the Amendment No. 8 Effective Date.  To the extent that there are any inconsistencies between this Amendment No. 5 and the Original Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7 the terms of this Amendment No. 8 shall supersede those set forth in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7.  Except as otherwise expressly modified by this Amendment No. 8, the Original Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7 shall remain in full force and effect in accordance with its terms.  As of the Amendment No. 8 Effective Date, the term “Agreement” (as used herein and in the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7) shall mean the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7 as amended by this Amendment No. 8.

3.3Counterparts.  This Amendment No. 8 may be executed in one or more counterparts by original, facsimile or PDF signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Signatures follow on the next page.

Amendment 8 to Exclusive License with Sana Biotechnology, Inc. and University of Washington

UW CoMotion [***]Page 2 of 6

CONFIDENTIAL

IN WITNESS WHEREOF, COMPANY and UNIVERSITY have caused this Amendment No. 8 to be executed by their respective duly authorized representatives as of the Amendment No. 8 Effective Date.

SANA BIOTECHNOLOGY, INC.		UNIVERSITY OF WASHINGTON

By:	/s/ Christian Hordo	By:	/s/ Fiona Wills

Name:	Christian Hordo	Name:	Fiona Wills

Title:	CBO	Title:	Associate Vice Provost

Date:	7/20/2021	Date:	7/20/2021

Amendment 8 to Exclusive License with Sana Biotechnology, Inc. and University of Washington

UW CoMotion [***]Page 3 of 6